UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2005

ERGO SCIENCE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-26988	04-3565746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

790 Turnpike St., Suite 202 North Andover, MA		01845
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (978) 688-8833

Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

          On June 15, 2005, Ergo Science Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm.  On the same date, the Audit Committee of the Company’s Board of Directors notified Deloitte & Touche LLP (“Deloitte”) that it was being engaged to serve as the Company’s independent registered public accounting firm.  The Audit Committee approved the dismissal of PricewaterhouseCoopers LLP and the appointment of Deloitte.

          PricewaterhouseCoopers LLP’s reports on the Company’s financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the years ended December 31, 2004 and 2003 and through June 15, 2005, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years. There have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended, during the years ended December 31, 2004 and 2003, or through June 15, 2005.

          During the years ended December 31, 2004 and 2003 and through June 15, 2005, the effective date of the engagement of Deloitte as the Company’s independent registered public accounting firm, other than the consultation and engagement discussed in the following paragraph neither the Company nor anyone on its behalf has consulted Deloitte with respect to the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the financial statements, or any matter that was either (i) the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC or (ii) a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

          Deloitte are the existing auditors of the eight entities (together referred to as the “Business”) acquired by the Company on April 1, 2005 (the “Acquisition”) comprising the business publishing division of Highbury House Communications, plc, a company registered in England and Wales, and since that date the Company has been working with Deloitte for the purpose of complying with the requirements of the Current Report on Form 8-K/A to be filed with the SEC regarding the Acquisition (the “8-K/A Filing”).  On June 15, 2005, the Audit Committee of the Company’s Board of Directors notified Deloitte that it was being engaged to assist with the audit of the Business for purposes of the 8-K/A Filing.

          The Company provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements regarding PricewaterhouseCoopers LLP. A letter from PricewaterhouseCoopers LLP to the SEC dated June 16, 2005 is attached as Exhibit 16 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 16 – Letter of PricewaterhouseCoopers LLP dated June 16, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERGO SCIENCE CORPORATION

Date: June 16, 2005	By:	/s/ LING S. KWOK

Ling S. Kwok
Vice President

EXHIBIT INDEX

Exhibit 16  --  Letter of PricewaterhouseCoopers LLP dated June 16, 2005